PRODUCT INFORMATION NOTICE DATED FEBRUARY 17, 2022
to the following contracts

Issued by Talcott Resolution Life Insurance Company Separate Account Seven:
Nations Outlook Variable Annuity Series I/IR

Issued by Talcott Resolution Life Insurance Company Separate Account Two:
Nations Variable Annuity Series I
Nations Variable Annuity Series II/IIR
Nations Variable Annuity Series III/IIIR

This product information notice updates certain information in the contract and should be retained for future reference.

Effective on or about May 1, 2022 (the Effective Date), the Columbia Variable Portfolio - Mid Cap Growth Fund's name will change to Columbia Variable Portfolio – Select Mid Cap Growth Fund.

HV-7893